Exhibit 10.2.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 1999, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A. (formerly known as NationsBank, N.A.), as agent for the Lenders (in such capacity, the "Agent") and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998, as amended as of May 27, 1998, December 18, 1998 and March 19, 1999 (as so amended the "Existing Credit Agreement"); and

         WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART 1
                                   DEFINITIONS

     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit  Agreement"  means the Existing Credit
                   Agreement as amended hereby.

                  "Amendment No. 4 Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 Amendments to Section 1.1.

     (a)  The  pricing  grid   contained  in  the   definition  of   "Applicable
          Percentage" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

                                      Applicable Percentage For
                                    Revolving Loans and Tranche    Applicable Percentage For
                                           A Term Loan               Tranche B Term Loan
                                    -------------- ------------   -------------- ----------
                        Applicable                                                                 Applicable          Applicable
             Senior     Percentage                                                                Percentage For      Percentage for
Pricing     Leverage    For Unused    Eurodollar    Base Rate      Eurodollar     Base Rate     Standby Letter of    Trade Letter of
 Level        Ratio         Fee          Loans       Loans          Loans          Loans          Credit Fee          Credit Fee
---------- ----------- ------------ ------------- -------------- -------------- ------------    -----------------     --------------
  I        > 2.50 to
              1.00          1/2%          3%            2%           3-1/2%        2-1/2%              3%                 1-1/2%

---------- ----------- ------------ ------------- -------------- -------------- ------------    -----------------     --------------
  II        < 2.50 to
            1.00 but >
             2.00 to        1/2%          2-3/4%      1-3/4%         3-1/4%        2-1/4%             2-3/4%              1-3/8%
               1.00
---------- ----------- ------------ ------------- -------------- -------------- ------------    -----------------     --------------
  III       < 2.00 to
            1.00 but >
            1.75 to         3/8%          2-1/2%     1-1/2%            3%            2%               2-1/2%              1-1/4%
             1.00
---------- ----------- ------------ ------------- -------------- -------------- ------------    -----------------     --------------
  IV        < 1.75 to
            1.00            3/8%          2-1/4%     1-1/4%            3%            2%               2-1/4%              1-1/8%
---------- ----------- ------------ ------------- -------------- -------------- ------------    -----------------     --------------

     (b) The definition of "Consolidated EBITDA" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense, (D) letter of credit fees, (E) non-cash expenses resulting from the grant of, or the obligation to grant, stock and stock options to employees of the Parent, the Borrower or any of their respective Subsidiaries pursuant to a written plan or agreement and (F) step-ups in inventory valuation as a result of purchase accounting for Permitted Acquisitions, all as determined in accordance with GAAP; provided, however, that Consolidated EBITDA for any period shall be equal to the sum of (i) the amount determined pursuant to the first clause of this definition for such period plus
         (ii) the aggregate Consolidated EBITDA Adjustment for each fiscal quarter occurring during such period.

     (c)  The  definition  of  "Consolidated  EBITDA  Adjustment"  appearing  in
          Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA Adjustment" means (i) for the fiscal quarter ending December 31, 1998, the lesser of $2.3 million and actual losses of Cluett Designer Group, Inc. for such fiscal quarter associated with the discontinuance of the Burberrys and Yves Saint Laurent licensed product lines, (ii) for any fiscal quarter ending on or after December 31, 1998, the sum of (A) the amount, if any, of reorganization charges taken during such fiscal quarter in respect of
         (1) up to $550,000 of losses accrued by the Borrower and its Subsidiaries on or prior to December 31, 1998 associated with (x) the Canadian retail operations of the Borrower and its Subsidiaries and (y) the Mexican and Guatemalan operations of the Borrower and its Subsidiaries, (2) the costs and expenses of the Parent, the Borrower and its Subsidiaries incurred in connection with the Recapitalization and (3) up to $700,000 for non-cash facility closing and re-engineering costs accrued by the Borrower and its Subsidiaries on or prior to December 31, 1998, plus (B) the amount, if any, of charges taken during such fiscal quarter in respect of (1) the establishment on or prior to December 31, 1998 of a litigation reserve of up to $1.6 million and (2) failed deal costs of up to $500,000 incurred by the Borrower and its Subsidiaries on or prior to December 31, 1998, and (iii) for any fiscal quarter ending on or after September 30, 1999 and not later than December 31, 2000, the sum of (A) the amount of charges taken during such quarter in respect of reorganization and restructuring charges

         (including, without limitation, facility closing, severance, pension expense and re-engineering costs) incurred by the Borrower or any of its Subsidiaries during the period from and including June 30, 1999 to and including December 31, 2000, provided that the aggregate amount of all such charges for all such periods shall not exceed $6,000,000 and
         (B) the amount of charges taken during such fiscal quarter in respect of the establishment on or prior to June 30, 2000 of a litigation reserve of up to $725,000, in each case calculated in accordance with GAAP.

     (d) The definition of "Equity Issuance" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Equity Issuance" means any issuance for cash by the Parent or any Consolidated Party to any Person which is not a Credit Party of (a) any of its Equity Interests, (b) any of its Equity Interests pursuant to the exercise of options or warrants or (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall include any Sponsor Equity Issuance, but shall not include any Asset Disposition.

     (e) The definition of "Funded Indebtedness" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Funded Indebtedness" means, with respect to any Person, without duplication, the sum of (i) the amount equal to the sum of (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i) and (m) of the definition of "Indebtedness" set forth in this Section 1.1, plus (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, plus (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person plus (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable therefor, plus (ii) the portion not applied to the prepayment of the Loans pursuant to Section 3.3(b)(v)(B) of the aggregate Net Cash Proceeds of all Sponsor Equity Issuances consummated on or after September 30, 1999 and at a time when the Total Leverage Ratio as of the most recent fiscal quarter end with respect to which the Agent has received the Required Financial Information is greater than 6.5 to 1.0.

     (f) The following new definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                  "Investment and Deposit Agreement" means the investment and deposit agreement dated as of September 30, 1999 between Vestar Capital Partners III, L.P. and the Agent, as amended, modified, restated or supplemented from time to time.

                  "Leverage Grace Period" means, with respect to any fiscal quarter, the period beginning with the date that the Credit Parties are required to deliver the Required Financial Information for such fiscal quarter to the Lenders (or, if earlier, the date that such Required Financial Information becomes available to the Borrower) and ending on the later of (i) the date 15 Business Days thereafter or (ii) if a Sale Moratorium (as hereinafter defined) is in effect as of the date determined pursuant to clause (i) above, the last day of such Sale Moratorium; provided, however, that (A) in no event shall the Leverage Grace Period for any fiscal quarter extend beyond the date that is 180 days after the date that the Credit Parties are required to deliver the Required Financial Information for such fiscal quarter to the Lenders (or, if earlier, the date that such Required Financial Information becomes available to the Borrower) and (B) the Credit Parties shall be entitled to invoke a Sale Moratorium only one time. For purposes of this definition, a "Sale Moratorium" shall be in effect for the period beginning with the date that the Agent receives a written notice from the Borrower requesting an extension of the Leverage Grace Period then in effect, together with satisfactory evidence that the Credit Parties have engaged a financial advisor reasonably acceptable to the Agent to arrange a sale of all or substantially all of either the Shirt Group or the Sock Group, and ending on the earliest of (a) the date 180 days after the date of engagement of such financial advisor, (b) the date (as determined by the Agent in its sole reasonable discretion) on which the Credit Parties discontinue their efforts to consummate the sale for which such financial advisor was engaged and (c) the date on which a sale of all or substantially all of either the Shirt Group or the Sock Group is consummated in accordance with the terms of Section 8.5.

                  "Sale Moratorium" shall have the meaning assigned to such term in the definition of "Leverage Grace Period" set forth in this Section 1.1.
                  "Shirt Group" means any of the Equity Interests and Property comprising the businesses of the Borrower and its Subsidiaries that are engaged, domestically or internationally, in the design, manufacture and marketing of dress shirts and sportswear.

                  "Sock Group" means any of the Equity Interests and Property comprising the businesses of the Borrower and its Subsidiaries that are engaged, domestically or internationally, in the design, manufacture and marketing of branded and private label men's, women's and children's socks.

                  "Sponsor Equity Issuance" means any Equity Issuance to the Sponsor or its Affiliates or designated co-investors or any of the officers, directors or employees of the Parent or a Consolidated Party.

                  "Sponsor Equity Issuance Prepayment Event" means the occurrence, prior to termination of the Investment and Deposit Agreement in accordance with the terms of Section 9.13 thereof, of a Sponsor Equity Issuance at a time that any Events of Default with respect to which a Leverage Grace Period has become effective are continuing (whether or not such Leverage Grace Period has expired), other than an issuance of Equity Interests (a) pursuant to the exercise of options or warrants or (b) the proceeds of which are used by the Parent to repurchase Equity Interests of the Parent in accordance with the terms of Section 8.7(v).

     SUBPART  2.2  Amendments  to Section  3.3(b).  Subsections  (v) and (vi) of
Section 3.3(b) of the Existing Credit Agreement are hereby amended and restated in their entireties to read as follows:

                                                  3.3   Prepayments.

                                                     **********

     (b)  Mandatory Prepayments.
                                                     **********

                         (v)      Issuances of Equity.

                                    (A) Non-Sponsor Equity Issuance. Immediately
                           upon the occurrence of any Equity Issuance other than a Sponsor Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi) below).

                                    (B)  Sponsor  Equity  Issuance.  Immediately
                           upon the occurrence of a Sponsor Equity Issuance Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to the lesser of (x) 100% of the Net Cash Proceeds of the related Sponsor Equity Issuance and (y) as applicable, (I) the portion of the Net Cash Proceeds of the related Sponsor Equity Issuance necessary to effect a cure, in the manner contemplated by Section 7.11(f), of Events of Default resulting from non-compliance by the Credit Parties with Section 7.11(c) and/or
                           Section 7.11(d) as of the end of each fiscal quarter with respect to which a Leverage Grace Period is then in effect or (II) the portion of the Net Cash Proceeds of the related Sponsor Equity Issuance necessary to effect compliance, in the manner contemplated by Section 8.5(c)(ii)(B), with the financial ratios set forth in Section 8.5(c)(ii)(A) in connection with a sale of all or substantially all of the Shirt Group at any time that a Sale Moratorium is in effect (such prepayment, in any such case, to be applied as set forth in clause (vi) below).

                           (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 3.3(b)(i), first to Swingline Loans and then to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 3.3(b)(ii), Section 3.3(b)(iv) or
                  Section 3.3(b)(v)(A), pro rata to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof) and (C) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) or
                  Section  3.3(b)(v)(B),  pro  rata to (1) the  Swingline  Loans
                  (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied pursuant to this clause (1)), (2) the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied pursuant to this clause (2)), (3) the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof) and (4) the Tranche B Term Loan (ratably to the remaining Principal Amortization Payments thereof); provided, however, that in connection with a Sponsor Equity Issuance consummated at a time that the Total Leverage Ratio as of the most recent fiscal quarter end with respect to which the Agent has received the Required Financial Information is equal to or less than 6.5 to 1.0, all amounts required to be prepaid pursuant to Section 3.3(b)(v)(B) shall be applied by the Borrower in the manner provided in Section 3.3(a). One or more holders of the Tranche B Term Loans may decline to accept a mandatory prepayment under Section 3.3(b)(ii), Section 3.3(b)(iii), Section 3.3(b)(iv) or Section 3.3(b)(v) to the extent there are sufficient Tranche A Term Loans outstanding to be paid with such prepayment, in which case such declined prepayments shall be allocated pro rata among the Tranche A Term Loans and the Tranche B Term Loans held by Lenders accepting such prepayments. Within the parameters of the applications set forth above, prepayments of Revolving Loans, the Tranche A Term Loan or the Tranche B Term Loan shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

     SUBPART 2.3 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

         7.11     Financial Covenants.

         The Credit Parties shall cause:

     (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be at least:
                           (i) for the period from September 30, 1999 to and including September 29, 2000, 0.60 to 1.00;

                           (ii) for the period from September 30, 2000 to and including December 30, 2000, 0.80 to 1.00;

                           (iii)    at all times thereafter, 1.00 to 1.00.

     (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be greater than or equal to:

                           (i) for the period from September 30, 1999 to and including March 30, 2000, 1.10 to 1.00;

                           (ii) for the period from March 31, 2000 to and including June 29, 2000, 1.00 to 1.00;

                           (iii) for the period from June 30, 2000 to and including September 29, 2000, 1.05 to 1.00;

                           (iv) for the period from September 30, 2000 to and including December 30, 2000, 1.30 to 1.00;

                           (v) for the period from December 31, 2000 to and including December 30, 2001, 1.50 to 1.00;

                           (vi) for the period from December 31, 2001 to and including December 30, 2002, 1.85 to 1.0;

                           (vii) for the period from December 31, 2002 to and including December 30, 2003, 2.00 to 1.0;
                           (viii) for the period from December 31, 2003 to and including December 30, 2004, 2.25 to
                                    1.0; and

                           (ix)     at all times thereafter, 2.50 to 1.00.

     (c) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

                           (i) for the period from September 30, 1999 to and including June 29, 2000, 5.75 to 1.00;

                           (ii) for the period from June 30, 2000 to and including September 29, 2000, 5.50 to 1.00;

                           (iii) for the period from September 30, 2000 to and including December 30, 2000, 4.50 to 1.00;

                           (iv) for the period from December 31, 2000 to and including December 30, 2001, 3.25 to 1.00;

                           (v) for the period from December 31, 2001 to and including December 30, 2002, 3.00 to 1.00;

                           (vi) for the period from December 31, 2002 to and including December 30, 2003, 2.75 to
                                    1.00; and

                           (vii)    at all times thereafter, 2.50 to 1.00.

     (d) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

                           (i) for the period from September 30, 1999 to and including March 30, 2000, 10.00 to 1.00;

                           (ii) for the period from March 31, 2000 to and including June 29, 2000, 10.50 to 1.00;

                           (iii) for the period from June 30, 2000 to and including September 29, 2000, 10.00 to 1.00;

                           (iv) for the period from September 30, 2000 to and including December 30, 2000, 8.00 to 1.00;

                           (v) for the period from December 31, 2000 to and including December 30, 2001, 6.00 to 1.00;

                           (vi) for the period from December 31, 2001 to and including December 30, 2002, 5.50 to 1.00;

                           (vii) for the period from December 31, 2002 to and including December 30, 2003, 4.75 to
                                    1.00; and

                           (viii)   at all times thereafter, 4.00 to 1.00.

     (e) Minimum Sock Group EBITDA. The portion of Consolidated EBITDA attributable to the Sock Group, as of the last day of each fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, to be greater than or equal to:

                           (i) for the period from September 30, 1999 to and including December 31, 2000, $32,000,000; and

                           (ii)     at all times thereafter, $33,000,000.

     (f) Certain Cure Rights. Notwithstanding any provision to the contrary contained in this Credit Agreement (including, without limitation,
          Section 9.1(c)(i)) or in any other Credit Document, until the date that the Investment and Deposit Agreement is terminated in accordance with the terms of Section 9.13 thereof, (i) the Borrower shall have the right to cure any Event of Default resulting from non-compliance by the Credit Parties with Section 7.11(c) or Section 7.11(d) as of the end of any fiscal quarter by prepaying the Loans during the Leverage Grace Period for such fiscal quarter in an amount (in an integral multiple of $100,000) that would have been sufficient to enable the Credit Parties to comply with Section 7.11(c) and Section 7.11(d) as of the last day of such fiscal quarter if such prepayment had been made on such date, with either (A) the Net Cash Proceeds of a Sponsor Equity Issuance in accordance with Section 3.3(b)(v)(B) or (B) the Net Cash Proceeds of a sale of all or any portion of the Shirt Group in accordance with Section 3.3(b)(iii) and (ii) upon consummation of a sale of all or substantially all of the Shirt Group while a Sale Moratorium is in effect and prepayment of the Loans in an amount sufficient to enable the Credit Parties to be in compliance with the financial ratios set forth in Section 8.5(c)(ii)(A) in the manner contemplated by Section 8.5(c)(ii)(B), all Events of Defaults with respect to which a Leverage Grace Period is then in effect automatically shall be deemed to have been cured. Solely for purposes of Section 7.11(c) and Section 7.11(d), (i) the amount of Funded
          Indebtedness of the Consolidated Parties during any Leverage Grace Period shall be calculated by giving pro forma effect to the prepayment of the Loans that would be required to enable the Credit Parties to comply with Section 7.11(c) and Section 7.11(d) as of the related fiscal quarter-end (but only to the extent that such prepayment actually has not been made) and (ii) the amount of the prepayment required to effect a cure of any Event of Default occurring as of the end of any fiscal quarter shall be determined without regard to the Senior Leverage Ratio or the Total Leverage Ratio as of the end of any subsequent fiscal quarter.

     SUBPART 2.4 Amendments to Section 8.5. Section 8.5 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.5 Asset Dispositions.

                  The  Credit   Parties  will  not  permit  the  Parent  or  any
         Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions unless (a) the consideration paid in connection therewith is at least 75% cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of Section 8.13, (c) the Borrower shall have delivered to the Agent a certificate of an Executive Officer of the Borrower demonstrating (i) that upon giving effect to such transaction and the application of the Net Cash Proceeds thereof no Default or Event of Default would exist hereunder and (ii) if such Asset

         Disposition involves a sale of all or substantially all of the Shirt Group while a Sale Moratorium is in effect, that upon giving effect on a Pro Forma Basis to such transaction either (A) the Fixed Charge Coverage Ratio would be at least 1.0 to 1.0, the Interest Coverage Ratio would be at least 1.5 to 1.0, the Senior Leverage Ratio would not exceed 3.25 to 1.0 and the Total Leverage Ratio would not exceed 5.5 to
         1.0 or (B) concurrently with the consummation of such Asset Disposition, the Borrower will be able to prepay the Loans in accordance with Section 3.3(b)(iii) and/or Section 3.3(b)(v)(B) in an amount sufficient to enable the Credit Parties to be in compliance with the financial ratios set forth in the immediately preceding clause (A), and (d) no later than 15 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate of an officer of the Borrower specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Credit Parties shall, immediately following the consummation of such Asset Disposition apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Loans (and cash collateralize LOC Obligations) in accordance with the terms of Section 3.3(b)(iii). Notwithstanding any provision of this Credit Agreement to the contrary, no Asset Disposition involving any portion of the Sock Group shall be permitted unless simultaneously all of the Credit Party Obligations are repaid and this Credit Agreement is terminated in accordance with the terms of Section 11.13(b).

                  Upon a sale of Property or the sale of Equity  Interests  of a
         Consolidated Party permitted by this Section 8.5, the Agent shall (to the extent applicable and provided that such Person is also released from any and all of its obligations, if any, in respect of all other Indebtedness of the Credit Parties) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in such Property or Equity Interests, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Consolidated Party from all of its obligations, if any, under the Credit Documents.

     SUBPART 2.5 Amendments to Section 9.1. Subsection (l) of Section 9.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows and the following new subsection (m) is added to Section 9.1 immediately succeeding such subsection (l):
                             9.1 Events of Default.
     An Event of Default shall exist upon the occurrence and continuation of any of the following specified events (each an "Event of Default"):

                                                              **********

                  (l)      Ownership.  There shall occur a Change of Control; or

                  (m) Investment and Deposit Agreement. There shall occur and be continuing any "Event of Default" under, and as defined in, the Investment and Deposit Agreement.

     SUBPART 2.6 Deletion of Schedules 1.1A and 1.1A-1. Schedules 1.1A and 1.1A-1 to the Existing Credit Agreement are hereby deleted in their entireties.


                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Amendment No. 4 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 4 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 4."

     SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 3.1.2 Vestar Documents, Legal Opinion, etc. The Investment and Deposit Agreement shall have become effective in accordance with the provisions of Section 3.1 thereof and the Agent shall have received such other documents, agreements or information as is reasonably requested by the Agent in connection with the execution of the Investment and Deposit Agreement, including without limitation, a legal opinion of Simpson Thacher & Bartlett in form and substance reasonably satisfactory to the Agent.

     SUBPART 3.1.3 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

     SUBPART 3.1.4 Payment of Amendment Fees. The Agent shall have received, for the account of each Lender that has delivered an executed counterpart of this Amendment to the Agent on or before 12 Noon (Charlotte, North Carolina time) October 26, 1999, an amendment fee equal to 0.25% of the Commitment of each such Lender under the Existing Credit Agreement.


                                     PART 4
                                 MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART  4.4  Instrument  Pursuant  to  Existing  Credit  Agreement.   This
Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.
     SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment No. 4 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 4.

     SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

CREDIT PARTIES:                     CLUETT AMERICAN Corp.
--------------
                                            Cluett American Investment Corp.
                                            Cluett American Group, Inc.
                                            CONSUMER DIRECT CORPORATION
                                            ARROW FACTORY STORES, INC.
                                            GAKM RESOURCES CORPORATION
                                            CLUETT PEABODY RESOURCES CORPORATION
                                            CLUETT PEABODY HOLDING CORP.
                                            CLUETT, PEABODY & CO., INC.
                                            BIDERTEX SERVICES INC.
                                            GREAT AMERICAN KNITTING MILLS, INC.
                                            CLUETT DESIGNER GROUP, INC.
                                            BIDERMANN TAILORED CLOTHING, INC.

                                            By:
                                            Name:
                                            Title:























                                                        [Signatures Continued]

LENDERS:                         BANK OF AMERICA, N.A.
                                 (formerly known as NationsBank, N. A.)


                                 By:
                                 Name:
                                 Title:

                                 NATIONAL WESTMINSTER BANK PLC

                                 By:
                                 Name:
                                 Title:


                                 FLEET BANK, N.A.

                                 By:
                                 Name:
                                 Title:


                                 BANKBOSTON, N.A.

                                 By:
                                 Name:
                                 Title:


                                 FLEET BUSINESS CREDIT CORPORATION
                                 (successor in interest to Sanwa Business Credit Corporation)

                                 By:
                                 Name:
                                 Title:

                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.

                                 By:
                                 Name:
                                 Title:

                                 By:
                                 Name:
                                 Title:


                                 FIRST SOURCE FINANCIAL LLP,
                                 By:  First Source Financial Inc., its manager

                                 By:
                                 Name:
                                 Title:


                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By:
                                 Name:
                                 Title:


                                 SUMMIT BANK

                                 By:
                                 Name:
                                 Title:


                                 HSBC BANK USA

                                 By:
                                 Name:
                                 Title:


                                 AG CAPITAL FUNDING PARTNERS, L.P.
                                 By:  Angelo Gordon & Co., L.P. as Investment
                                 Advisor
                                 By:
                                 Name:
                                 Title:

                                 NEW YORK LIFE INSURANCE COMPANY

                                 By:
                                 Name:
                                 Title:


                                 SENIOR DEBT PORTFOLIO
                                 By:  Boston Management and Research,
                                 as Investment Advisor

                                 By:
                                 Name:
                                 Title:


                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                 By:
                                 Name:
                                 Title:


                                 TORONTO DOMINION (TEXAS), INC.

                                 By:
                                 Name:
                                 Title:


                                 GREAT POINT CLO 1999-1 LTD.

                                 By: Sankaty Advisors, Inc., as
                                 Collateral Managers

                                 By:
                                 Name:
                                 Title:


                                 EATON VANCE SENIOR INCOME TRUST

                                 By:
                                 Name:
                                 Title: